Income Taxes	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
For financial reporting purposes, income before taxes from continuing operations includes the following components for the years ended December 31, 2024 and 2023:

	Years Ended
	December 31, 2024	December 31, 2023
Domestic	$(91,714)	$(95,991)
Foreign	(25,915)	(28,375)
Total	$(117,629)	$(124,366)
Provision for income taxes from continuing operations for the years ended December 31, 2024 and 2023 consisted of the following:

	Years Ended
	December 31, 2024	December 31, 2023
Current:
Federal	$135,666	$121,079
State	15,641	22,825
Foreign	1,884	123
Total current	$153,191	$144,027

Deferred:
Federal	$(24,607)	$(20,775)
State	(25,600)	(9,057)
Foreign	(4,392)	394
Total deferred	$(54,599)	$(29,438)
For the years ended December 31, 2024 and 2023, the Company has adopted a new federal and state income tax position, supported by legal interpretations, asserting that the restrictions of Section 280E do not apply to the Company’s cannabis operations.
The following table contains a reconciliation of the Company’s statutory tax rate on continuing operations as applied to Loss before provision for income taxes to its effective tax rate on continuing operations for the years ended December 31, 2024 and 2023. The Company reclassified Section 280E expenses from Non-deductible expenses to Increase in uncertain tax position for the year ended December 31, 2023 to conform to the current period presentation.

	Years Ended
	December 31, 2024		December 31, 2023
Provision for income taxes computed using statutory tax rate	$(17,644)	15%	$(18,655)	15%
Effect of tax rates in foreign jurisdictions	(10,512)	9%	(9,149)	7%
Tax effect of:
State income taxes, net of federal income tax benefit	(22,643)	19%	13,769	(11)%
Impact of U.S. tax on foreign operations	706	(1)%	2,049	(2)%
Share-based compensation	944	(1)%	2,033	(2)%
Non-deductible expenses	2,204	(2)%	11,641	(9)%
Increase in uncertain tax position	121,969	(104)%	59,707	(48)%
Increase in valuation allowance	19,774	(17)%	36,042	(29)%
Penalties and interest	16,216	(14)%	19,134	(15)%
Other	(12,422)	11%	(1,982)	2%
Provision for income taxes	$98,592	(84)%	$114,589	(92)%
The components of the Company’s deferred tax assets and liabilities associated with its continuing operations as of December 31, 2024 and 2023 were as follows:

	As of
	December 31, 2024	December 31, 2023
Deferred tax assets:
Net operating loss carryforward	$202,940	$188,944
163j Interest Carryovers	71,132	57,809
Stock compensation	10,307	10,808
Accrued and prepaid expenses	2,088	3,347
Other	60	52
Total deferred tax assets	$286,527	$260,960

Deferred tax liabilities:
Depreciation and amortization	$(264,588)	$(300,073)
Inventory	(1,904)	(1,056)
Total deferred tax liabilities	$(266,492)	$(301,129)

Valuation allowance	(264,235)	(256,597)

Net deferred tax liabilities	$(244,200)	$(296,766)
The measurement of deferred tax assets is reduced through a valuation allowance, if necessary, by the amount of any tax benefits that, based on available evidence, are more-likely-than-not expected to be unrealized. Accordingly, the need to establish valuation allowances for deferred tax assets is assessed at the end of each reporting period based on a more-likely-than-not realization threshold. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability and the duration of statutory carryforward periods. Beginning with the tax year ending December 31, 2022, the Company began filing consolidated federal and applicable state income tax returns for all entitles eligible for inclusion. As of December 31, 2024, the Company performed the assessment as to whether a valuation allowance was required on certain of its deferred tax assets for the consolidated group and separately for non-included entities. As a result of this assessment, the Company determined that it appropriate to establish a valuation allowance against the deferred tax assets generated by certain of its U.S. federal and U.S. state operations as well as its international operations in France, U.K. and Germany.
At December 31, 2024, the Company had federal and state tax loss carryforwards of $637.4 million, which expire between 2025 and 2043, and at December 31, 2023, the Company had federal and state tax loss carryforwards of $586.9 million, which began expiring in 2024 through 2042. At December 31, 2024 and 2023 the Company had foreign tax loss carryforwards of $1.5 million during each year, which expire in 2035. At December 31, 2024 and 2023, the Company had federal and state tax loss carryforwards of $571.0 million and $589.6 million, respectively, which will never expire. At December 31, 2024 and 2023, the Company had foreign tax loss carryforwards of $90.8 million and $97.5 million, respectively, which will never expire.
The Company accounts for the undistributed earnings of the Group as a temporary difference, except for the undistributed earnings of its foreign subsidiaries that are deemed to be indefinitely reinvested in foreign jurisdictions. The Company considers the earnings and profits of its foreign subsidiaries to be indefinitely reinvested.
Under Section 382, if a corporation undergoes an “ownership change,” the corporation’s ability to use its pre-change NOL carryforwards and other pre-change tax attributes to offset its post-change income may be limited. The Company has not completed a study to assess whether an “ownership change” has occurred or whether there have been multiple ownership changes since the Company became a “loss corporation,” as defined in Section 382. Future changes in the Company’s equity ownership, which may be outside of the Company’s control, may trigger an “ownership change.” In addition, future equity offerings or acquisitions that have equity as a component of the purchase price consideration could result in an “ownership change.” If an “ownership change” has occurred, or does occur in the future, the Company may be limited in its utilization of its NOL carryforwards and/or other tax attributes, which could potentially result in increased future tax liabilities for the Company.
The following table summarizes the activity within the Company’s unrecognized tax benefits from continuing operations for the year ended December 31, 2024 and 2023:

	As of
	December 31, 2024	December 31, 2023
Balance at beginning of the year	$56,931	$70,888
Additions based on tax positions related to the current year	130,790	8,313
Additions based on refunds requested but not yet received related to prior years	91,645	—
Additions based on refunds received related to prior years	9,984	—
Additions for tax positions of prior years	164,249	(896)
Additions based on acquisitions	(10,347)	(485)
Lapse of statute of limitations	(10,909)	(20,889)
Balance at the end of the year	$432,343	$56,931
As of December 31, 2024 and 2023, the Company records tax benefits for all years subject to examination based upon management’s evaluation of the facts, circumstances and information available at the end of the reporting period. There is inherent uncertainty in quantifying income tax positions, especially considering the complex tax laws and regulations for the U.S. federal, U.S. state and foreign jurisdictions in which the Company operates. The Company’s Consolidated Financial Statements reflect tax benefits recognized by the Company on those tax positions where it is more-likely-than-not that a tax benefit will result upon ultimate settlement with a taxing authority in possession of all relevant information. The Company has not recognized any tax benefits associated with those income tax positions where it is not more-likely-than-not that a tax benefit will result.
As of December 31, 2024 and 2023, the Company recorded $8.6 million and $0.5 million, respectively, of unrecognized tax benefits in Income tax payable and $423.7 million and $56.4 million, respectively, of unrecognized tax benefits in Other long-term liabilities on the Consolidated Balance Sheets. As of December 31, 2024 and 2023, $13.1 million and $21.0 million, respectively, of these unrecognized tax benefits were recorded as a result of acquisitions and are subject to indemnifications. The Company has collateral and/or other deferred consideration sufficient to cover any potential resulting indemnification liability; therefore, the Company has recognized a non-current tax receivable within Income tax receivable on the Consolidated Balance Sheets. The Company expects there is a reasonable possibility that unrecognized tax benefits in the range of $16.2 million will change within 12 months due to lapses of statutes of limitations and possible settlements with tax authorities. As of December 31, 2024 and 2023, included in the balances of unrecognized tax benefits, is $419.2 million and $35.9 million, respectively, of unrecognized tax benefits that if recognized, would impact the Company’s effective tax rate.
The Company recognizes interest and penalties related to unrecognized tax positions within Provision for income taxes, as presented on the Consolidated Statements of Operations, or within Income tax receivable, on the Consolidated Balance Sheets, if incurred as a result of acquisitions. As of December 31, 2024 , the Company accrued interest and penalties of $16.1 million for its uncertain tax positions as a component of Provision for income taxes. As of December 31, 2023, the Company accrued tax benefits of $3.1 million for its uncertain tax positions as a component of Provision for income taxes. As of December 31, 2024, the Company also had accrued interest and penalties of $4.9 million and $19.2 million for its uncertain tax positions as a component of Income tax payable and Other long-term liabilities, respectively.
The Company files its income tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal, state and foreign taxing authorities, where applicable. As of December 31, 2024, the Company effectively settled its examination by the IRS for the tax years 2016, 2017 and 2018. As of December 31, 2024, GR Vending MI, LLC, a subsidiary of Curaleaf, Inc., is currently under examination by the Michigan tax authorities for the tax years 2020 and 2021. This audit was initiated towards the end of 2024 and is in its preliminary stage as of December 31, 2024. With few exceptions, as of December 31, 2024, the Company is no longer subject to examination by tax authorities for years before 2021.
Global Minimum Tax Rules - Pillar Two
Numerous foreign jurisdictions have enacted or are in the process of enacting legislation to adopt a minimum effective tax rate, as described in the Global Anti-Base Erosion Model Rules (otherwise known as Pillar Two) issued by the Organization for Economic Co-operation and Development. Under Pillar Two, a minimum effective tax rate of 15% would apply to multinational companies with consolidated revenues above €750 million. Pillar Two is effective for fiscal years beginning on or after January 1, 2024, in several jurisdictions in which the Company operates. Upon enactment, Pillar Two did not have a material impact on the Company’s Consolidated Financial Statements, and there was no material impact to the Company’s consolidated financial position, results of operations or cash flows.